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                                                                 Exhibit 4.4

          THIS SUBSCRIPTION CERTIFICATE WILL BE VALUELESS IF NOT USED
     ON OR BEFORE 5:00 P.M., NEW YORK CITY LOCAL TIME ON           , 1994.

SUBSCRIPTION CERTIFICATE NO.                          RIGHTS TO PURCHASE
                                                        COMMON STOCK OF
                                                     SPS TECHNOLOGIES, INC.

                            SUBSCRIPTION CERTIFICATE

                             SPS TECHNOLOGIES, INC.

THE TERMS AND CONDITIONS OF THIS RIGHTS OFFERING ARE SET FORTH IN THE PROSPECTUS RELATING TO 515,000 SHARES OF COMMON STOCK OF SPS
TECHNOLOGIES, INC. ("SPS") DATED    , 1994 (THE "PROSPECTUS") AND ARE
INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE
AVAILABLE UPON REQUEST FROM SPS, GEORGESON & COMPANY INC. (THE "INFORMATION AGENT") AND MELLON BANK, N.A. (THE "SUBSCRIPTION AGENT"). CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS.

SUBSCRIPTION PRICE:                                     CUSIP 784626 12 9
  $    PER SHARE

The Rights represented by this Subscription Certificate, in whole or in part, may be exercised by duly completing Form 1, may be transferred or exercised or sold through a bank or broker by duly completing Form 2, and may be sold through the Subscription Agent by duly completing Form 3. Before exercising or selling Rights, Rights Holders are urged to read carefully and in their entirety the Prospectus and Instructions, copies of which are available from SPS, the Information Agent and the Subscription Agent. IMPORTANT -- Complete appropriate FORM and, if applicable, delivery instructions, and SIGN on reverse side. If the instructions of the registered holder hereof are insufficient to delineate the proper action to be taken with respect to all of the Rights evidenced hereby, such action as is clearly delineated in such holder's instructions will be taken and such holder will be delivered a new Subscription Certificate evidencing the remaining Rights to which such holder is entitled.
  The registered holder of Rights whose name is set forth herein, or assigns, is entitled to subscribe for one share of Common Stock of SPS Technologies, Inc. for each Right evidenced hereby under the terms and subject to the conditions set forth in the Prospectus relating thereto.

     SPS TECHNOLOGIES, INC.

By:                      SEAL            By:

  Chairman and Chief Executive Officer      Treasurer and Assistant Secretary

  THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS)
                    AT THE OFFICE OF THE SUBSCRIPTION AGENT.

Countersigned:
                               Mellon Bank, N.A.
                                                            Subscription Agent
By
                                                          Authorized Signature


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RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER
LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, A NEW SUBSCRIPTION CERTIFICATE MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY. NEITHER SPS NOR THE SUBSCRIPTION AGENT SHALL HAVE ANY LIABILITY TO A TRANSFEREE OR TRANSFEROR OF RIGHTS IF SUBSCRIPTION CERTIFICATES ARE NOT RECEIVED IN TIME FOR EXERCISE OR SALE PRIOR TO THE EXPIRATION TIME.

ANY EXERCISE, TRANSFER OR SALE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.

  FORM 1-EXERCISE AND SUBSCRIPTION: The undersigned hereby exercises one or more Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.
  (a) Number of shares subscribed for pursuant
      to the Subscription Privilege (not to
      exceed the number of Rights stamped on the
      face of this Subscription Certificate)       (a)--------------------
  (b) Total Subscription Price (number of
      shares on line (a) multiplied by the
      Subscription Price of $      ):              (b)--------------------

  METHOD OF PAYMENT (CHECK AND COMPLETE APPROPRIATE BOX(ES)):
  / / Uncertified, certified or cashier's check or money order in the amount of $---------- payable to Mellon Bank, N.A.

  / / Wire transfer in the amount of $---------- directed to Mellon Bank, N.A., Pittsburgh, Pennsylvania, aba no. 043000261, account no. 100-2331, Mellon Financial Services Corporation, #17, Reorg. account, attention: SPS Rights, Evelyn O'Connor, indicate your name and the name of institution wire-transfering funds.

  (c) If the number of Rights being exercised pursuant to the Subscription Privilege is less than all of the Rights represented by this Subscription Certificate (check only one):

  / / Deliver to the undersigned a new Subscription Certificate evidencing the remaining Rights to which the undersigned is entitled.

  / / Deliver a new Subscription Certificate evidencing the remaining
      Rights in accordance with the undersigned's instructions on Form 2 below (which include any required signature guarantee).

  / / Sell the remaining unexercised Rights in accordance with the undersigned's instructions on Form 3 below.

  (d) Check here if Rights are being exercised pursuant to a notice of guaranteed delivery delivered to the Subscription Agent prior to
  / / the date hereof and complete the following:
      Name(s) of Registered Holder(s):------------------------------------
      Window Ticket Number (if any):--------------------------------------
      Date of Execution of Notice of Guaranteed Delivery:----------------- Name of Eligible Institution which Guaranteed Delivery:-------------
  / / FORM 2-CHECK HERE (A) TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE FOR SOME OR ALL OF YOUR RIGHTS, OR (B) TO EXERCISE OR SELL RIGHTS THROUGH
YOUR BANK OR BROKER: For value received, Rights represented by this Subscription Certificate are hereby assigned to (please print name(s) and address(es) and Taxpayer Identification or Social Security
Number(s) of transferees in full):

Name:---------------------------------------------------------------------

Address:------------------------------------------------------------------

- --------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:------------------------

  / / FORM 3- CHECK HERE TO SELL SOME OR ALL OF YOUR UNEXERCISED RIGHTS THROUGH THE SUBSCRIPTION AGENT AND COMPLETE THE FOLLOWING: The undersigned hereby authorizes the Subscription Agent to sell ---------- Rights represented by this Subscription Certificate but not exercised hereby and to deliver to the undersigned a check for the proceeds from the sale thereof, less any applicable brokerage commissions, taxes or other direct expenses of sale. The Subscription Agent's obligation to execute orders is subject to its ability to find buyers for the Rights.
  In order to sell Rights through the Subscription Agent, you must complete, sign and submit with this Subscription Certificate the Substitute Form W-9 as provided in Paragraph 8 of the Instructions.
  / / FORM 4-CHECK HERE FOR SPECIAL ISSUANCE, PAYMENT OR DELIVERY INSTRUCTIONS. Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue and deliver any check, Subscription Certificate and certificates for Common Stock to the undersigned at the address appearing on the face of this Subscription Certificate.

Name:---------------------------------------------------------------------

Address:------------------------------------------------------------------

- --------------------------------------------------------------------------

Taypayer Identification or Social Security Number:------------------------

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- --------------------------------------------------------------------------

                                   IMPORTANT

      RIGHTS HOLDER SIGN HERE AND, IF RIGHTS ARE BEING SOLD OR EXERCISED,
       PLEASE ALSO COMPLETE, SIGN AND SUBMIT SUBSTITUTE FORM W-9 ENCLOSED

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------
                          (Signature(s) of Holder(s))

Dated:--------------------------------------------------------------- 1994
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Subscription Certificate. If signature is by Trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See instructions.)

Name(s)-------------------------------------------------------------------

- --------------------------------------------------------------------------
                                 (Please Print)
Capacity------------------------------------------------------------------
Area Code and
Telephone Number----------------------------------------------------------
                                     (Name)
- --------------------------------------------------------------------------
                                   (Address)
Tax Identification or
Social Security No.-------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)

                    Note: See paragraph 3(e) of Instructions

Authorized Signature------------------------------------------------------

Name----------------------------------------------------------------------

Title---------------------------------------------------------------------

Name of Firm--------------------------------------------------------------

Address-------------------------------------------------------------------

Indicate name of Approved Signature Guarantee Medallion Program in which Firm is a member-------------------------------------------------